Restructuring	12 Months Ended
Aug. 31, 2011
Restructuring [Abstract]
Restructuring
(2)    Restructuring

On October 30, 2008, the Company announced a series of strategic initiatives, approved by the Board of Directors, to enhance shareholder value.  One of these initiatives was a program known as “Rewiring for Growth,” which was designed to reduce cost and improve productivity through strategic sourcing of indirect spend, reducing corporate overhead and work throughout the Company’s stores, rationalization of inventory categories, and transforming community pharmacy.  These initiatives were completed in the fourth quarter of fiscal 2011.

The following pre-tax charges associated with Rewiring for Growth have been recorded in the Consolidated Statements of Earnings (in millions):

	Twelve Months Ended August 31,
	2011	2010	2009
Severance and other benefits	$5	$16	$74
Project cancellation settlements	-	-	7
Inventory charges	-	19	63
Restructuring expense	5	35	144
Consulting	37	50	76
Restructuring and restructuring-related costs	$42	$85	$220

Cost of sales	$-	$19	$63
Selling, general and administrative expenses	42	66	157
	$42	$85	$220

Severance and other benefits included the charges associated with employees who were separated from the Company.  In the current fiscal year, 72 employees have been separated from the Company.  Since inception, a total of 962 employees have been separated from the Company as a result of these initiatives.

Inventory charges relate to on-hand inventory that has been reduced from cost to selling price below cost.

The following balances have been recorded in accrued expenses and other liabilities on the Consolidated Condensed Balance Sheets (In millions):

Severance and Other Benefits
August 31, 2009 Reserve Balance	$4
Charges	19
Cash Payments	(23)
August 31, 2010 Reserve Balance	$-
Charges	5
Cash Payments	(5)
August 31, 2011 Reserve Balance	$-

Additionally, as a part of the Company’s Customer Centric Retailing (CCR) initiative, we are modifying the store format to enhance category layouts and adjacencies, shelf heights and sight lines, and brand and private brand assortments, all of which are designed to positively impact the shopper experience and increase customer frequency and purchase size.  We expect this format will be rolled out to approximately 5,500 existing stores.   At August 31, 2011, in total, we have converted 5,078 stores and opened 509 new stores with the CCR format.  We expect to convert the remaining existing stores in the first quarter of fiscal 2012 and continue to open new stores with the new CCR format throughout fiscal 2012.  For the remaining remodels, we expect the average total cost, which includes both selling, general and administrative expenses and capital, to be approximately $45 thousand per store.  For the fiscal year ended August 31, 2011, we incurred $144 million in total program costs, of which $84 million was included in selling, general and administrative expenses and $60 million in capital costs.  In fiscal 2010, we incurred $71 million in total program costs, of which $45 million was included in selling, general and administrative expenses and $26 million in capital costs.  The Company incurred $5 million in program costs, all of which was included in selling, general and administrative expenses, in fiscal 2009.